UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(513) 579-7780
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2020, in connection with the settlement of Macy’s Retail Holdings, LLC (“MRH”)’s previously announced offers to eligible holders to exchange (collectively, the “Exchange Offers”) (i) new 6.65% Senior Secured Debentures due 2024 (“New 2024 Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 6.65% Senior Debentures due 2024 issued by MRH (“Old 2024 Notes”), (ii) new 6.7% Senior Secured Debentures due 2028 (“New 2028 Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 6.7% Senior Debentures due 2028 issued by MRH (“Old 2028 Notes”), (iii) new 8.75% Senior Secured Debentures due 2029 (“New 2029 Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 8.75% Senior Debentures due 2029 issued by MRH (“Old 2029 Notes”), (iv) new 7.875% Senior Secured Debentures due 2030 (“New 2030 Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 7.875% Senior Debentures due 2030 issued by MRH (“Old 2030 Notes”), (v) new 6.9% Senior Secured Debentures due 2032 (“New 2032 Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 6.9% Senior Debentures due 2032 issued by MRH (“Old 2032 Notes”) and (vi) new 6.7% Senior Secured Debentures due 2034 (“New 2034 Notes” and, together with the New 2024 Notes, New 2028 Notes, New 2029 Notes, New 2030 Notes and New 2032 Notes, the “New Notes”) to be issued by MRH for validly tendered (and not validly withdrawn) outstanding 6.7% Senior Debentures due 2034 issued by MRH (“Old 2034 Notes” and, together with the Old 2024 Notes, Old 2028 Notes, Old 2029 Notes, Old 2030 Notes and Old 2032 Notes, the “Old Notes”), MRH issued:

(i)    $80,811,000 aggregate principal amount of New 2024 Notes;

(ii)    $73,892,000 aggregate principal amount of New 2028 Notes;

(iii)    $13,000,000 aggregate principal amount of New 2029 Notes;

(iv)     $4,686,000 aggregate principal amount of New 2030 Notes;

(iv)     $5,339,000 aggregate principal amount of New 2032 Notes; and

(v)     $182,698,000 aggregate principal amount of New 2034 Notes.

    The New Notes were issued pursuant to an indenture, dated as of July 28, 2020 (the “New Notes Indenture”), by and among MRH, as issuer, Macy’s, Inc., as guarantor (the “Guarantor” or the “Company”), and U.S. Bank National Association, a national banking association, as trustee and collateral trustee. The New Notes are senior obligations of MRH and the Company and are or will be secured on a second-priority basis by (i) a pledge of 100% of the issued and outstanding equity interests of each subsidiary of Macy’s Propco Holdings, LLC (“Propco”) and (ii) a mortgage/deed of trust in all real property owned or to be owned by Propco and any of its subsidiaries, subject to certain exceptions and permitted liens (collectively, the “Collateral”).

The New 2024 Notes will bear interest at a rate of 6.65% per annum, payable semi-annually on January 15 and July 15, commencing on January 15, 2021. The New 2024 Notes will mature on July 15, 2024. The New 2028 Notes will bear interest at a rate of 6.7% per annum, payable semi-annually on March 15 and September 15, commencing on September 15, 2020. The New 2028 Notes will mature on September 15, 2028. The New 2029 Notes will bear interest at a rate of 8.75% per annum, payable semi-annually on May 15 and November 15, commencing on November 15, 2020. The New 2029 Notes will mature on May 15, 2029. The New 2030 Notes will bear interest at a rate of 7.875% per annum, payable semi-annually on March 1 and September 1, commencing on September 1, 2020. The New 2030 Notes will mature on March 1, 2030. The New 2032 Notes will bear interest at a rate of 6.9% per annum, payable semi-annually on January 15 and July 15, commencing on January 15, 2021. The New 2032 Notes will mature on January 15, 2032. The New 2034 Notes will bear interest at a rate of 6.7% per annum, payable semi-annually on January 15 and July 15, commencing on January 15, 2021. The New 2034 Notes will mature on July 15, 2034.
MRH may redeem some or all of the New Notes at the redemption prices and on the terms specified in the New Notes Indenture. The New Notes Indenture, among other things, limits MRH’s ability and the ability of the restricted subsidiaries to (i) grant or incur liens (ii) incur, assume or guarantee additional secured indebtedness (iii) enter into sale and lease-back transactions, (iv) sell or otherwise dispose of assets that are Collateral and (v) engage in a merger or consolidation.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

The foregoing description of the New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the New Notes Indenture, which is as attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01	Other Events.
On July 24, 2020, MRH’s previously announced consent solicitations from holders of each series of Old Notes (the “Consent Solicitations”) pursuant to a consent solicitation statement (the “Consent Solicitation Statement”) to adopt certain proposed amendments to the indenture governing the Old Notes (the “Existing Indenture”) to conform certain provisions in the negative pledge covenant in the Existing Indenture to the provisions of the negative pledge covenant in MRH’s most recent indenture (the “Proposed Amendments”) expired.
As previously announced, the requisite consents for the Proposed Amendments were previously obtained as of 5:00 PM on July 10, 2020, and the supplemental indenture containing the Proposed Amendments (the “Supplemental Indenture”) was previously executed with the trustee under the Existing Indenture. On July 28, 2020, the Supplemental Indenture became operative.
The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is as attached hereto as Exhibit 4.3 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

4.1
Indenture, dated as of July 28, 2020, among Macy’s Retail Holdings, LLC (“MRH”), as issuer, Macy’s, Inc. (“Macy’s”), as guarantor, and U.S. Bank National Association, as trustee and collateral trustee, relating to MRH’s 6.65% Senior Secured Debentures due 2024, 6.7% Senior Secured Debentures due 2028, 8.75% Senior Secured Debentures due 2029, 7.875% Senior Secured Debentures due 2030, 6.9% Senior Secured Debentures due 2032 and 6.7% Senior Secured Debentures due 2034.

4.2
Form of 6.65% Senior Secured Debentures due 2024, 6.7% Senior Secured Debentures due 2028, 8.75% Senior Secured Debentures due 2029, 7.875% Senior Secured Debentures due 2030, 6.9% Senior Secured Debentures due 2032 and 6.7% Senior Secured Debentures due 2034 (included as Exhibit A to Exhibit 4.1).

4.3
Fifth Supplemental Trust Indenture, dated as of July 10, 2020, among MRH, as issuer, Macy’s, as guarantor, and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to MRH’s 6.65% Senior Debentures due 2024, 6.7% Senior Debentures due 2028, 8.75% Senior Debentures due 2029, 7.875% Senior Debentures due 2030, 6.9% Senior Debentures due 2032 and 6.7% Senior Debentures due 2034.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Macy’s, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2020	MACY’S, INC. By:/s/ Elisa D. Garcia Name: Elisa D. Garcia Title: Chief Legal Officer and Secretary